Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events

22. SUBSEQUENT EVENTS

On March 13, 2023, the Company entered into an amendment agreement with PAGAC Lemongrass Holding I Limited (the “Holder”) regarding previous documents governing the convertible notes in an aggregate principal amount of US$300 million sold to the Holder in September 2019 (the “Notes”). The Notes shall be paid in full by April 2024 in 14 monthly installments. The agreement has replaced the Holder’s right to require the Company to repurchase for cash all or any portion of the Notes in September 2023. The Notes remain convertible into fully paid Class A ordinary shares of the Company or ADSs at a conversion price of US$14 per ADS at the Holder’s option.

No other events or transactions have occurred between year-end and the date of these Consolidated Financial Statements which may significantly affect the Entity’s financial position or results of operations as of December 31, 2022.